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                                                                   EXHIBIT 10.11

                              AMENDED AND RESTATED

                                    AGREEMENT

     THIS AGREEMENT is executed as of the 21st day of May, 2004, and made effective as of December 1, 2002, by and between HARDEE'S FOOD SYSTEMS, INC., a North Carolina corporation ("HARDEE'S") and PIERRE FOODS, INC., a North Carolina corporation (the "Company").

     HARDEE'S desires to purchase from the Company and the Company desires to sell to HARDEE'S and any distributors, licensees, franchisees or other persons designated from time to time by HARDEE'S in writing (collectively, all such entities other than HARDEE'S shall hereinafter be referred to as "Distributor") the products (the "Products") described in the "Detailed Product Schedule" (the "DPS"), in accordance with the terms and conditions hereof.

     In consideration of the mutual promises contained herein the parties hereby agree as follows:

     1. PURCHASE AND SALE. HARDEE'S shall purchase from the Company and the Company shall produce the Products in accordance with its proprietary formula (the "Formula", attached as Exhibit A to the Amended and Restated Formula Development Agreement of even date) and with HARDEE'S Finished Product Specifications attached to this Agreement and sell to HARDEE'S and Distributor the Products set forth in the DPS, as amended from time to time, in the amounts set forth in the DPS.

     2.  DISTRIBUTOR AND RELATED PARTIES.

         (a) This Agreement shall not to be construed in any manner to be binding upon any Distributor of HARDEE'S or upon any affiliate, parent or subsidiary corporation of HARDEE'S or any individual signing on behalf of HARDEE'S.

         (b) It is expressly agreed and acknowledged that Vendor has entered into a certain Amended and Restated Agreement of even date effective as of February 4, 2004, with Carl Karcher Enterprises, Inc. ("CKE"), which agreement, and any amendments and attachments thereto (the "CKE Agreement), grant to CKE the right to purchase products similar to the Products in accordance with the terms and conditions therein. Notwithstanding anything herein to the contrary, HARDEE'S acknowledges that the rights, privileges, and options of CKE under the CKE Agreement, and the terms thereof, shall not be deemed a violation of this Agreement, the Amended and Restated Formula Development Agreement, or any agreements delivered therewith.

         (c) The parties hereto acknowledge that HARDEE'S designation of a Distributor shall not constitute a representation by HARDEE'S regarding such Distributor's ability to pay, and that the Company shall look solely to the entity submitting a purchase order

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hereunder for payment. The Company reserves the right to decline to provide goods and/or services to any Distributor it reasonably determines is not credit worthy.

     3.  VOLUME COMMITMENT.

         (a) During each Contract Year (as defined below), HARDEE'S and/or its Distributor, and CKE and/or CKE's Distributor (as defined in CKE Agreement) will together purchase in the aggregate from the Company and the Company will sell HARDEE'S and CKE and/or their respective Distributors, *** of the annual aggregate pound usage of the Products (as defined in this Agreement and in the CKE Agreement) by HARDEE'S, CKE, and their respective Distributors up to an aggregate total of *** pounds of total product per Contract Year (the "Volume Requirements"). Provided, if Company acquires (by buying or building) an additional plant at a location satisfactory to CKE which provides additional production capacity which is capable, in the reasonable determination of HARDEE'S and CKE, of supplying all of their aggregate pound usage of the Products, then the foregoing limitation of *** pounds shall be disregarded. Notwithstanding the foregoing, however, the Volume Requirement shall be pro-rated for any Contract Year consisting of less than 12 months (i.e. if the final Contract Year consists of 10 months then the Volume Requirement for that Contract Year shall be 10/12ths of the original Volume Requirement).

     It is expressly understood that non-compliance with the Volume Requirement will be deemed a material breach of this Agreement even if the Purchase Threshold is met under the Formula Development Agreement executed herewith.

         (b) The Volume Requirement of the Products from the Company will be reasonably allocated over the 12 month period of each Contract Year, (or over the actual number of calendar months in a Contract Year, if less than 12), to the extent demand on HARDEE'S Product permits such allocation.

         (c) At all times during the term of this Agreement and at no additional cost to Hardee's, the Company will maintain a safety stock volume of up to six (6) weeks of Product based on trailing six month period average for system wide availability in the Company's Ohio storage facilities. Hardee's reserves the right to arrange all freight carriers and to pick up Product at Company's manufacturing facility and cold storage warehouses. Addresses for the storage facilities are as follows:

Interstate Warehouse        Pierre Foods, Inc.          Cincinnati Freezer
110 Distribution Drive      9990 Princeton Road         2881 E. Sharon Road
Hamilton, Ohio 45011        Cincinnati, Ohio 45246      Cincinnati, Ohio 45241
Attn: Paul Hanna            Attn:  Bill Kolb            Attn:  Don Lucas
513-814-6500                800-543-1604                513-771-3573

(d) The Company acknowledges that the annual anticipated purchase volumes set forth in the DPS are estimates only, and are subject to adjustment based on actual historical data, promotional forecasts and other information furnished to the Company from time

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to time. HARDEE'S will provide the Company with a quarterly forecast at least thirty (30) days prior to the start of each calendar quarter. Said forecast is an estimate only.

         (e) In the event the Company cannot deliver the Products in the amounts and on the dates required by HARDEE'S, HARDEE'S may obtain the Products from alternate suppliers and test alternate products. Such alternative sources will count towards the Volume Requirement as if purchased from the Company.

         (f) The Company acknowledges and agrees that it is a non-exclusive supplier of the Products to HARDEE'S and Distributor.

     4.  PRICING AND PAYMENT.

         (a) Prices paid by HARDEE'S will be fixed for all pick-ups and deliveries on a weekly basis, or upon election by HARDEE'S a monthly basis. Prices are effective at time of shipment date. The fixed costs components of Total Labor Cost, Total Packaging Costs, Total Overhead Cost, and Profit and Corporate Overhead Cost in the prices paid by HARDEE'S will be fixed as shown on
Exhibit I through April 30, 2004, and thereafter as set forth on Exhibit I-A for all purchases through the remainder of the Term.

         (b) FORMULA PRICING. Pricing will be calculated in accordance with Exhibits I, I-A, and II, which are incorporated herein by this reference. The reference document for raw material pricing will be given to the Company by HARDEE'S on a weekly basis, pursuant to HARDEE'S agreement with its raw material supplier designated from time to time by it (currently ***). The raw material pricing shall be on a delivered basis and the Company agrees to accept the freight cost set forth in HARDEE'S agreement with such raw material supplier for all raw materials being delivered by such supplier to the Company. The cost basis for Domestic Angus 85%, 80%, 50%, 73%, 65% and all Angus chucks shall be determined pursuant to HARDEE'S Agreement with HARDEE'S raw material supplier. To the extent HARDEE'S approves imported or other, alternative Angus trim, then the cost basis for the Angus trim or any applicable Angus trim components shall be provided by HARDEE'S and/or by an authorized agent of HARDEE'S. If HARDEE'S chooses to use least cost formulation, pricing will be adjusted for raw materials and any effect on yields.

         (c) PAYMENT TERMS. Unless specifically provided otherwise all payments required herein to be made by Distributor to the Company shall be net 7 calendar days from the date of invoice.

         (d) VENDOR RETURN. The Company is responsible for the return of rejected products due to non-compliance to specifications from HARDEE'S restaurants. A handling fee in the amount of 11% of the product cost will be charged to the Company ($10 minimum, $300 maximum). Any Company approved disposal costs incurred by HARDEE'S will be billed to the Company at cost.

         (e) FREIGHT RATE. All Domestic freight rates as noted in the DPS are guaranteed through September 30, 2004 and reviewed thereafter, every six (6) months based

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upon a mutually agreed-upon carrier price quotation for the subsequent six-month period. Agreement must be made within ten (10) days or end of each six-month period. If Distributor elects to have product (s) delivered to the requested facility, freight will be handled FOB Destination and freight will be added to the price of each product. Should Distributor pick up product(s) at the Company's facility, product(s) will be purchased FOB Origin as noted on the DPS's.

         (f)  BOOKS AND RECORDS.

              (i) INVOICE DISCREPANCIES. HARDEE'S will monitor the Company's invoices and, in the event of continual pricing/invoicing errors, HARDEE'S may assess an administrative charge on all incorrect invoices following notice.

              (ii) MAINTENANCE OF BOOKS AND RECORDS. During the Term and for a period of at least two (2) years thereafter, the Company shall maintain such books and records (collectively, "Records") as are necessary to substantiate that all invoices and other charges submitted to HARDEE'S for payment hereunder were valid and proper. All Records shall be maintained in accordance with generally accepted accounting principles consistently applied. HARDEE'S and/or its representatives shall have the right at any time during normal business hours, upon twenty-four (24) hours' notice, to examine said Records. The provisions of this paragraph shall survive the expiration or earlier termination of this Agreement.

     5.  DELIVERY.

         (a) The Products purchased hereunder shall be delivered on a timely basis to the locations designated by HARDEE'S or Distributor in the DPS, as amended from time to time by HARDEE'S.

         (b) In the event the Company cannot fulfill any order within the delivery dates designated by HARDEE'S or Distributor (as applicable), HARDEE'S will invoice the Company for and the Company shall pay HARDEE'S for all additional costs, other than loss of sale costs, associated with the out of stock or late delivery.

         (c) The Company is responsible for reasonable on-time delivery of orders to HARDEE'S and Distributor. In case of late delivery by the Company or its carriers in excess of 10% of all deliveries during the preceding quarter, HARDEE'S will assess a charge of $26/hour for administrative and receiving labor on all late deliveries.

     6. INDIVIDUAL ORDER TERMINATION. HARDEE'S and/or Distributor may at any time by written notice terminate any individual order in whole or in part if the Company (i) fails to comply with any of the applicable terms and conditions of the order; (ii) fails to perform within the time specified (or if no time is specified, within a reasonable time); (iii) delivers any item that is not as specified; or (iv) so fails to make progress as to endanger performance of the order in accordance with its terms. If individual orders are terminated in whole or in part because of the Company's failure to deliver acceptable products in accordance with the requirements and terms

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hereof, a mutually agreed upon arrangement would be made by both parties to ensure continued supply of order at no additional cost to HARDEE'S or Distributor, as applicable.

     7. QUALITY CONTROL/MICRO TESTING. The Company will establish and maintain a product safety plan ("Safety Program") and a products quality program ("Quality Control Program"). Copies of the Quality Control Program and Safety Program will be submitted to HARDEE'S Quality Assurance Department for approval. The Safety Program will include, without limitation, safety controls, monitoring, corrective action and verification steps to insure that potential risks are controlled. The Quality Control Program will include the necessary controls to assure that all products shipped to HARDEE'S Distribution Center or directly to restaurants, meet the current finished product specifications, including a hold for release microbiological program to insure that all microbiological test results meet standards prior to its release. HARDEE'S agrees to accept the Company's pathogen results for product from the Company plant's test and hold program. Auditing forms, lab reports and other verification data will be maintained by the Company and made available to HARDEE'S upon request. HARDEE'S may monitor the Company's production and/or inspect the Company's facilities at any reasonable time during the Company's operating hours. The Company will submit a manifest of code dates with the corresponding number of cases on all products shipped to HARDEE'S. The Company shall reimburse HARDEE'S for all reasonable costs associated with the Company's failure to deliver acceptable product in accordance with the product specifications. In such event, or pursuant to the Company's request to transfer production to an unapproved plant, the Company shall reimburse HARDEE'S for all reasonable costs associated with approving an alternate or secondary plant or location, unless approval of the alternate or secondary plant or location is initiated solely by HARDEE'S for the sole purpose of providing a lesser cost. Any deviation from HARDEE'S approved specifications, including formulation and packaging changes, will require PRIOR approval from HARDEE'S quality assurance department. On a monthly basis the Company shall complete and submit to the HARDEE'S quality assurance department specification summary reports. The Company shall submit biannually to HARDEE'S quality assurance department an independent food safety and GMP systems audit from a HARDEE'S approved third party auditor. Based on HARDEE'S product compliance testing program, the Company's products will be sampled from approved distribution centers or from individual restaurants by an independent auditor or by HARDEE'S personnel for required analysis at supplier's expense. Provided, the cost assessed to the Company with respect to the two foregoing sentences shall not exceed $30,000 in the aggregate for such expenses arising out of this Section 7 and Section 7 in the CKE Agreement. When and if quality problems occur, the Company shall implement a temperature tracking and recording program for temperature sensitive products that are delivered with a radius greater than two (2) hours or one hundred (100) miles from the nearest distribution center.

     8.  COMPLETE AGREEMENT.

         (a) The following attachments (the "Attachments") are incorporated herein by this reference and are part of this Agreement and a breach of any terms thereunder shall constitute a breach hereunder: (i) HARDEE'S Distribution Addendum, (ii) HARDEE'S Items #9561 and #9598 Formula Pricing Exhibits I and I-A, (iii) *** Angus Formula Pricing for Pierre Foods Exhibit II, (iv) Excess Safety Stock Storage Cost Exhibit III, (v) Detailed Product

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Schedule (DPS), (vi) HARDEE'S Quality Assurance Department Finished Product
Specification including QA approved label, Mold Plate Data Sheet, Visual Standards, and HARDEE'S Label/Case Printing Requirements, (vii) HARDEE'S Microbiological Testing Program, (viii) Amended and Restated Formula Development Agreement, and (ix) Amended and Restated Confidentiality Agreement. By execution of this Agreement, the Company and HARDEE'S acknowledge receipt and acceptance of all Attachments.

         (b) This Agreement together with all Attachments hereto, shall constitute the complete agreement between HARDEE'S and the Company and shall supersede all prior or contemporaneous proposals, representations, understandings, and other communications between the parties concerning the matters addressed in this Agreement and the Attachments, whether oral or written, unless specifically incorporated herein by reference.

         (c) The issuance of information, advice, approvals, or instructions by a party's technical personnel or other representatives shall be deemed expressions of personal opinions only and shall be of no force or effect and shall not affect such party's rights and obligations hereunder, unless the same is in writing and signed by an authorized officer of such party and delivered to the other party.

     9.  TERM AND RENEWAL.

         (a) The term of this Agreement shall commence as of December 1, 2002 and unless sooner terminated in accordance with the provisions hereof, shall expire at 12:00 midnight Eastern time on November 30, 2006 (the "Term").

         (b) HARDEE'S and the Company agree that prior to six (6) months before expiration of the Term, the parties shall negotiate in good faith for a one (1) year renewal (the "Renewal Term") of this Agreement; provided, in the event the parties are unable to mutually agree upon the terms and conditions for the Renewal Term at least one hundred and fifty (150) calendar days prior to the expiration of this Agreement, this Agreement shall expire as of the original Term, unless terminated earlier. For the purposes of this Agreement, the term "Term" shall be deemed to include any Renewal Term.

         (c) Every consecutive twelve (12) calendar month period commencing on February 1 during the Term shall be referred to as a "Contract Year" with the final period beginning on February 1 and ending on November 30 (whether or not the Renewal Term is included pursuant to Section 9(b)) also being considered a Contract Year except that the Volume Requirement shall be adjusted pursuant to
Section 3(a) above.

     10. TERMINATION OF AGREEMENT.

         (a) Either party may terminate this Agreement at any time, effective upon the other party's receipt of termination notice, without prejudice to any other legal rights to which the terminating party may be entitled, upon the occurrence of any one of the following:

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              (i)   Upon ten (10) days written notice to the breaching party
     describing with detailed specificity a material breach of this Agreement that is not cured to the non-breaching party's satisfaction within such ten
     (10) days period.

              (ii) upon a default by a party in the payment of any monetary obligation payable to the other hereunder and such default continues for ten (10) days after the payee party gives the payor party written notice of such non-payment.

              (iii) If any of the representations or warranties made by the other party in this Agreement or any of the Attachments shall prove to be untrue or inaccurate in any material respect.

              (iv) The other party (i) ceases to conduct its operations in the normal course of business; (ii) is unable to meet its obligations as they mature; (iii) makes an assignment for the benefit of creditors, or has proceedings in bankruptcy or insolvency brought against it; or (iv) applies for or suffers the appointment of a receiver.

              (v) A party provides a sixty (60) days written notice to the other party, in the event HARDEE'S makes significant specification changes to, or deletes from the menu of its HARDEE'S restaurants all of the items listed in the DPS. In the event of significant specification changes, HARDEE'S will allow the Company a reasonable opportunity to become an approved supplier of the newly defined item(s) upon mutually agreeable terms. Significant specification changes do not include size, shape, weight (provided no raw cost increase without mutual pricing adjustment), minor formulation or minor production procedure changes; provided, such change does not require the Company to incur material re-tooling or line/machine set up costs.

         (b) If, within a reasonable time after having received a written notice describing with specificity the failure to comply with product specifications, the Company continues to fail to comply with product specifications, HARDEE'S may terminate this Agreement by providing the Company thirty (30) days written notice. Following such notice of termination, HARDEE'S may return goods in inventory which fail to comply with product specifications for full reimbursement, due and payable by the Company within seven (7) days of the date of such return.

         (c) Termination of this Agreement for any reason provided herein shall not relieve either party from its obligation to perform up to the effective date of termination or to perform such obligations that may survive termination.

         (d) Promptly following the date of termination, the Company will return to HARDEE'S and HARDEE'S will purchase at cost any unused packaging and labeling supplies and raw materials on hand, and all finished products on hand complying with the specification; provided, the Company shall not be required to return and HARDEE'S shall not be responsible for purchasing more than sixty (60) days worth of raw materials (including packaging) and finished products, as determined by the forecast submitted by HARDEE'S, unless specifically directed by HARDEE'S in writing to increase inventory levels. The purchased raw materials

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and unused packaging and labeling supplies shall be at the Company's cost and the purchased finished products shall be at the price set forth herein, all with payment within seven (7) days after return.

     11. MODIFICATION. This Agreement may be modified only by a written agreement signed by both parties. This Agreement amends, restates and supercedes that certain Agreement pertaining to the subject matter hereof executed by the parties on December 1, 2002.

     12. INDEMNIFICATION.

         (a) The Company shall indemnify, defend and hold harmless HARDEE'S, and its parent, affiliates, subsidiaries and all of their respective officers, directors, employees, agents, representatives and stockholders, and any designee or customer of HARDEE'S from and against any and all losses, claims, actions, damages, expenses or liabilities, including, without limitation defense costs and attorneys' fees, resulting from, arising out of or connected with any or all claims arising from (i) the use of the products supplied by the Company and/or services provided hereunder, including, but not limited to, any claim for death or personal injury or damage or loss of property which shall have been caused directly or indirectly in whole or in part, by any negligence or misconduct on the part of the Company, its shareholders directors, officers, employees, contractors or agents, any defect in the materials or workmanship used to manufacture the products, or any claim under a theory of strict liability, or
(ii) the breach by the Company of any representation, warranty, covenant or obligation of the Company hereunder.

         (b) HARDEE'S shall indemnify, defend and hold harmless the Company and its parent, affiliates, subsidiaries and all of their respective officers, directors, employees, agents, representatives and stockholders from and against any and all losses, claims, actions, damages, expenses or liabilities, including, without limitation defense costs and attorneys' fees, resulting from, arising out of or connected with any or all claims arising directly or indirectly from the negligence of HARDEE'S, or its employees, agents, other than the Company, including by reason of improper storage or handling by HARDEE'S agents, warehousemen, and common carriers of products delivered by the Company in a non-defective condition. HARDEE'S will indemnify the Company from any loss, expense or liability resulting from recalling the Company's product without proven cause and joint discussion with the Company.

         (c) In the event any third party asserts any claim with respect to any matter as to which any guarantee or indemnity in this Agreement (or given pursuant to this Agreement) relate, the party against whom the claim is asserted (the "Indemnified Party") shall give prompt notice written to the other party (the "Indemnifying Party"), and the Indemnifying Party shall have the right at its election to take over the defense or settlement of the third party claim at its own expense by giving prompt notice to the Indemnified Party. If the Indemnifying Party does not give such notice and does not proceed diligently so to defend the third party claim within 30 days after receipt of the notice of the third party claim, the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make to those claims and shall reimburse the Indemnified Party for its expenses related to the defense or settlement of the third party claim. Nothing in this Agreement shall be construed to hold the Company liable for any losses, claims, damages, expenses or liabilities including, without limitation, defense costs and

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attorneys' fees, to the extent such loss, claim, damage, expense or liability directly results from or arises out of HARDEE'S or Distributor's misconduct or negligence.

     13. INSURANCE. The Company shall furnish to HARDEE'S a current certificate of insurance, which shall include a thirty (30) day written notice of cancellation to HARDEE'S evidencing the Company has automobile, comprehensive general liability, products liability and workers' compensation insurance or an equivalent. With the exception of workers' compensation, all policies shall include HARDEE'S, its parent, affiliates, subsidiaries and franchisees as additional insureds and shall include a contractual liability endorsement to cover the Company's indemnification obligations hereunder. Such policies shall state that coverage as it pertains to HARDEE'S shall be primary regardless of any other coverage which may be available to HARDEE'S and shall be an occurrence rather than a claims made basis.

         (a) COMPREHENSIVE AUTOMOBILE LIABILITY, INCLUDING OWNED AND NON-OWNED AUTOS; BODILY INJURY, AND PROPERTY DAMAGE: $3,000,000 per occurrence (aggregate primary and umbrella coverage).

         (b) COMPREHENSIVE GENERAL LIABILITY, WITH BROAD FORM PROPERTY DAMAGE, COMPLETED OPERATIONS, PERSONAL INJURY, INDEPENDENT CONTRACTORS AND CONTRACTUAL LIABILITY: $3,000,000 per occurrence (aggregate primary and umbrella coverage).

         (c)  WORKERS' COMPENSATION: AT STATUTORY LIMITS WITH EMPLOYERS'
     LIABILITY: $1,000,000 per occurrence.

         (d) The Company must provide to HARDEE'S the Workers' Compensation policy number prior to commencing any work for HARDEE'S. It is the responsibility of the Company to notify HARDEE'S of any changes and/or renewals to the Workers' Compensation policy number. The Company shall require all subcontractors to maintain the required insurance. No work hereunder shall commence until above insurance is obtained, a certificate is provided to HARDEE'S and HARDEE'S has approved the certificate in writing.

         (e) PRODUCTS LIABILITY INSURANCE: $3,000,000 per occurrence (aggregate primary and umbrella coverage).

     14. ASSIGNMENT. No assignment or subcontract hereof shall be made by either party without the prior written consent of the other party, and no delegation of any obligation or of the performance of any obligation by the Company shall be made without the prior written consent of HARDEE'S. Any attempted assignment or delegation shall be void and ineffective for all purposes unless made in conformity with this paragraph. The terms shall inure to the benefit of, and be binding on, the successors and assigns of the parties.

    15. CAPTIONS. Captions and titles of paragraphs contained herein are for convenience only, and shall not be construed to limit, expand or otherwise change the meaning of any provision hereof.

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     16. FORCE MAJEURE. Either party is excused from performance hereunder if such non-performance results from any acts of God, war, riots, acts of governmental authorities, or any other cause outside the reasonable control of the non-performing party. Both parties shall use their best efforts to terminate or cause the expiration of any Force Majeure as soon as practical following its occurrence. If the Company cannot deliver the Products in the amounts and on the dates required by CKE during such Force Majeure event, then CKE may obtain the Products from the alternate vendors ("FDA Vendors") set forth in Section 7 of the Amended and Restated Formula Development Agreement between the parties as of even date herewith. If such FDA Vendors are unable to deliver the Products in the amounts and on the dates required by CKE during such Force Majeure event, then CKE may obtain Products from and Company shall license and work with alternate suppliers and test alternate products. CKE's purchases from the FDA Vendors and such alternate sources during the Force Majeure event will count towards the Volume Requirement as if purchased from the Company.

     17. GOVERNING LAW. This contract and all Purchase Orders that may be issued hereunder shall be construed in accordance with, and governed by, the laws of the State of Missouri, including the Uniform Commercial Code, without reference to laws or principles regarding choice of laws. The parties consent to the exclusive jurisdiction of the state and federal courts of the State of Missouri for the adjudication of matters arising out of this Agreement; and neither party will assert FORUM NON CONVENIENS with respect to such venue. This Agreement, and all Exhibits, are only valid if and when duly signed by authorized representatives of both parties. No third party is authorized to amend or waive, on behalf of HARDEE'S, any provision of this Agreement.

     18. LAWS AND REGULATIONS. The Company shall comply with all applicable laws, ordinances, rules and regulations including federal, state and local authorities and departments relating to or affecting the Company and/or the manufacture, sale or use of the goods or services to be rendered hereunder, including without limitation Title VII of the Civil Rights Act, as amended from time to time, and shall secure and obtain any and all permits, licenses and consents as may be necessary in connection therewith.

     19. PATENT, TRADEMARK AND COPYRIGHT PROTECTION. The Company shall defend and indemnify HARDEE'S, Distributor and their parents, affiliates and subsidiaries, and all of their directors, officers and employees and hold them harmless with respect to all patent, trademark and copyright infringement liability or expenses arising out of the use or sale of the goods covered hereunder, or any part(s) thereof, and after notice appear and defend at its own expense any such suits in law or equity, except such trademarks or copyrights as may be furnished to the Company by HARDEE'S for use in connection with the packaging of products pursuant to this Agreement. If HARDEE'S is enjoined from use of the goods by reason of infringement of any patent, trademark or copyright furnished by the Company, the Company shall, at HARDEE'S option, either procure for HARDEE'S the right to continue using the goods, replace said goods with non-infringing goods or parts thereof, modify the goods so as to be non-infringing or, if HARDEE'S elects, repurchase the goods at the contract price or terminate the order without further liability to the Company.

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

     20. SEVERABILITY AND CONSTRUCTION. Any provision used herein which is held invalid or unenforceable by any authority of competent jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidation or rendering unenforceable the remaining provisions hereof; provided, however, that if such modification would cause this Agreement to fail in its essential purpose or purposes, it shall be deemed terminated by mutual agreement of the parties. If this Agreement is terminated pursuant to this provision, payment shall be made only to the extent of a party's performance to and including the date of termination, and any payments which shall have been made and which are applicable to future time periods shall be refunded pro rata to the effective date of termination. The language used herein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against either party.

     21. SUBSTITUTIONS. No substitution of, nor alteration in any goods, component parts thereof, tooling, processes, or manufacturing sites may be made without the prior written, or FAX, consent from HARDEE'S.

     22. SURVIVAL. All warranties, representations, covenants and obligations of the parties hereunder shall survive the termination or expiration of this Agreement.

     23. USE OF LOGOS AND MARKS. The Company shall not use, in any manner whatsoever, any of the logos, trademarks, or service marks owned by HARDEE'S or associated with HARDEE'S restaurant system without the prior written consent of HARDEE'S. The Company expressly acknowledges HARDEE'S exclusive right, title and interest in and to such logos and marks, and agrees not to represent in any manner that the Company has any ownership in HARDEE'S logos or marks.

     24. WARRANTY AND REGULATORY COMPLIANCE. The Company warrants that all goods to be delivered hereunder will be of merchantable quality, free from any latent or patent defects, will strictly conform to all of HARDEE'S specifications or samples in all material respects and will be fit and safe for their intended use. The Company also warrants that the Company shall be in compliance with all applicable laws, regulations, rules and ordinances, and warrants that the goods shall comply with and shall not be misbranded or adulterated under any and all applicable federal, state and local laws, rules, ordinances and regulations (collectively "Laws"), including specifically those Laws governing health and food safety and the production, packaging, storage, distribution and sale of the goods. The Company also warrants that is has the full and legal authority to enter into and fully perform this Agreement in accordance with its terms and that the execution and delivery of this Agreement has been duly authorized by the Company.

     25. EXPENSES. Except as otherwise specifically provided in this Agreement, each party shall be responsible for any expenses incurred by such party in carrying out its obligations herein.

     26. INDEPENDENT CONTRACTOR. The parties shall be and act as independent contractors, and under no circumstances shall this Agreement be construed as one of agency, partnership, joint venture or employment between the parties. Each party acknowledges and

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

agrees that it neither has or will give the appearance or impression of having any legal authority to bind or commit the other party in any way.

     27. FAILURE TO OBJECT. The failure of either party to object to or to take affirmative action with respect to any conduct of the other party which is in violation of the terms hereof shall not be construed as a waiver thereof, nor of any future breach or subsequent wrongful conduct.

     28. NOTICES. All notices, requests and approvals under this Agreement shall be in writing and shall be deemed to have been properly given if and when personally delivered or sent certified mail, postage prepaid, return receipt requested, or twenty-four (24) hours after being sent by standard form of telecommunications, or thirty-six (36) hours after being sent by Federal Express or other overnight courier service providing delivery confirmation, to the address of the party set forth below or at such other address as any of the parties hereto from time to time may have designated by written notice to the other party:

To the Company:                          To HARDEE'S:

Pierre Foods, Inc.                       Hardee's Food Systems, Inc.
9990 Princeton Road                      One U.S. Bank Plaza, Suite 2000
Cincinnati, Ohio 45246                   St. Louis, Missouri 63101
Attention:  Robert C. Naylor             Attention:  Vice President, Purchasing

with a copy to:                          with a copy to:

T. Stewart Gibson, PLLC                  Hardee's Food Systems, Inc.
The Power Plant, Suite 302-B             One U.S. Bank Plaza, Suite 2000
1701 Sunset Avenue                       St. Louis, Missouri 63101
Rocky Mount, North Carolina 27804        Attention:  General Counsel

     29. MISCELLANEOUS.

         (a) Each of the individuals executing this Agreement certifies that he or she is duly authorized to do so.

         (b) The rights and remedies set forth herein are intended to be cumulative, and the exercise of any one right or remedy by either party shall not preclude or waive its exercise of any other rights or remedies hereunder or pursuant to law or equity.

         (c) Should any party commence legal action to interpret or enforce the terms of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs, including those incurred at the trial and appellate levels and in any bankruptcy, reorganization, insolvency or other similar proceedings.

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

     This Agreement is not to be legally binding until the Company has sent two
(2) signed original copies to HARDEE'S and HARDEE'S has signed and returned its acceptance to the Company.

PIERRE FOODS, INC.                         HARDEE'S FOOD SYSTEMS, INC.


By: /s/ Robert C. Naylor                   By: /s/ John Dunion
   --------------------------------           ---------------------------
    Robert C. Naylor                           John Dunion
    Senior Vice President - Sales              Executive Vice President

----------
                                           Confidential information redacted and
Omitted portions are indicated by [***].   filed separately with the Commission.

HARDEE'S DISTRIBUTION ADDENDUM
FREIGHT / REDISTRIBUTION

Hardees Re-Distribution

From Cincinnati to ***
TRANSPORTATION, STORAGE AND HANDLING                               $ ***per case
                  BREAKDOWN:     FREIGHT:   $ ***CS.
                                 STORAGE:   $ ***CS.
                                  HANDLE:   $ ***CS.
                                            --------
                                            $ ***CS.

Hardee's Distribution Cost - Direct Per Pound

                          LTL                                         Truckload
Cincinnati Origin      Frt. $/lb.     Frt. $/lb.     Frt. $/lb.       Frt. $/lb.
DESTINATION            ***Pallets     ***Pallets     ***Pallets       ***Pallets
----------------------------------------------------------------------------------
***                    ***

***
5/3/2004
***

TRUCKLOAD = *** LBS.

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

FREIGHT / DIRECT
PER CASE

HARDEE'S                    TRUCKLOAD
DISTRIBUTION COST            MINIMUM               ITEM # 9561                ITEM #9598
CINCINNATI ORIGIN             TOTAL               COST PER CASE              COST PER CASE
                           DIST. COST
                           ***PALLETS                CASE WT.    ***Lbs.               ***Lbs.
Destination                   $/LB.                   $/CS.
-----------------          -----------            -------------              -------------
    ***                        ***                     ***                        ***

RATES VALID *** THRU ***
TRUCKLOAD = *** LBS.

5/3/2004
***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                 DETAILED PRODUCT HARDEE'S SCHEDULE (ITEM #9598)

INSTRUCTIONS: PLEASE PROVIDE ALL REQUESTED INFORMATION                                               PLEASE MARK THE APPLICABLE BOX
Vendor Name:           Pierre Foods, Inc.        PAYMENT TERMS:  Net***days            PRICE BASED ON: order***ship delivery
Address:               9990 Princeton Road       ORDER LEAD TIME: ***days              VENDOR PROD. DESC.: *** Angus Beef Steak
                       Cincinnati, OH 45246      HARDEE'S UNIT OF MEASURE: 26.48# case VENDOR ITEM #:      9598
Vendor # (HARDEE'S TO PROVIDE - PRMS/PS):        PRICING START DATE: Per agreement     GL ACCOUNT CODE:
QA Vendor Code # (HARDEE'S TO PROVIDE):          PRICING END DATE:   Per agreement     HARDEE'S WILL COMPLETE GL ACCT CODE

                                                                                                                STORAGE CODE
                                                 MASTER   DETAIL     NET     GROSS                   SHELF   ------------------
ITEM #  ITEM #  ITEM #    ITEM DESCRIPTION        PACK     PACK     WEIGHT   WEIGHT   CUBE   PALLET   LIFE   DRY   REFRIG FRZN
-------------------------------------------------------------------------------------------------------------------------------
9598                 *** Angus
                     Beef Steak                    ***    ***       26.48    27.90              35    ***                  x
-------------------------------------------------------------------------------------------------------------------------------
                                                 UNIT DIMENSION (LXWXH):  19.84 X 13.20 X 7.64

PLEASE MARK THE APPLICABLE BOX

UNIT LOADING                        CASES PER PALLET
------------                        ----------------
/X/ Pallet (40" X 48" GMA)          Tie:           7
/ / Slipsheet (47" X 41")           High:          5
/ / Floor                           Total:        35
/ / Other
/ / CHEP (check with Logistics)
PLEASE MARK THE APPLICABLE BOX
/X/ Pallet Exchange
/ / Other

                   PRICING/USAGE INFORMATION

EST. ANN. CS. VOL.                    Per Agreement
      3 WEEK USAGE                    Per Agreement
        MIN. ORDER             See Re Distribution Addendum
               FOB                    Varies Weekly
               FRT             See Distribution Addendum
               DEL                    Varies Weeekly
          DEL/UNIT

PLEASE MARK THE APPLICABLE BOX FOR BOTH AREAS

SHIPPING METHOD                       FREIGHT BILLING METHOD
---------------                       ----------------------
/X/ Vdr Trck/Cmmn. Crrier                / /  Prepaid
/ / Hardee's                             /X/  Prepaid & Add
/ / FFM
/ / MDS
/ / Other:

COMMENTS:    Price may be adjusted for additional costs if any, for Pierre's compliance with temperature tracking program

     VENDOR INFORMATION
ORDER PLACEMENT                      Pierre Foods
---------------
                 Contact Name:       ***
                      Address:       9990 Princeton Road
                                     Cincinnati, OH 45246
                        Phone:       800-543-1604
                          Fax:       513-874-4037
SHIPPING LOCATION
-----------------
                 Contact Name:       ***
                      Address:       9990 Princeton Road
                                     Cincinnati, OH 45246
                        Phone:       800 - 543 - 1604
                          Fax:       513 - 874 - 4037

Date:                                                                   Purchasing Agent:                    PA Code:
Reason For Issue:                                                       Inventory Administrator:             IA Code:

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                        DETAILED PRODUCT SCHEDULE (#9561)

INSTRUCTIONS: PLEASE PROVIDE ALL REQUESTED INFORMATION                                                PLEASE MARK THE APPLICABLE BOX
Vendor Name:           Pierre Foods, Inc.    PAYMENT TERMS:  Net***days               PRICE BASED ON: order***ship delivery
Address:               9990 Princeton Road   ORDER LEAD TIME:  *** days               VENDOR PROD DESC:   *** Angus Beef Steak
                       Cincinnati, OH 45246  HARDEE'S UNIT OF MEASURE: 28.18# case    VENDOR ITEM #:      9561
Vendor#(HARDEE's to provide - PRMS/PS):      PRICING START DATE: Per Agreement        GL ACCOUNT CODE:
QA Vendor Code #(HARDEE'S TO PROVIDE):       PRICING END DATE:   Per Agreement        HARDEE'S WILL COMPLETE GL ACCT CODE

                                                                                                                   STORAGE CODE
                                                  MASTER    DETAIL      NET     GROSS                   SHELF   ------------------
ITEM #  ITEM #  ITEM #     ITEM DESCRIPTION        PACK      PACK      WEIGHT   WEIGHT   CUBE   PALLET   LIFE   DRY   REGRIG  FRZN
----------------------------------------------------------------------------------------------------------------------------------
9561                 *** Angus
                     Beef Steak                    ***    ***         28.18    29.68            35      ***                   x
----------------------------------------------------------------------------------------------------------------------------------
                                                 UNIT DIMENSION (LXWXH):  7.64 X 19.883 X 13.195

PLEASE MARK THE APPLICABLE BOX

UNIT LOADING                        CASES PER PALLET
------------                        ----------------
/X/ Pallet (40" X 48" GMA)          Tie:           7
/ / Slipsheet (47" X 41")           High:          7
/ / Floor                           Total:        35
/ / Other
/ / CHEP (check with Logistics)
PLEASE MARK THE APPLICABLE BOX
/X/ Pallet Exchange
/ / Other

                   PRICING/USAGE INFORMATION

EST. ANN. CS. VOL.                    Per Agreement
      3 WEEK USAGE                    Per Agreement
        MIN. ORDER             See Re Distribution Addendum
               FOB                    Varies Weekly
               FRT             See Distribution Addendum
               DEL                    Varies Weekly
          DEL/UNIT

PLEASE MARK THE APPLICABLE BOX FOR BOTH AREAS

SHIPPING METHOD                       FREIGHT BILLING METHOD
---------------                       ----------------------
/X/ Vdr Trck/Cmmn. Crrier                / /  Prepaid
/ / Hardee's                             /X/  Prepaid & Add
/ / FFM
/ / MDS
/ / Other:

COMMENTS:    Price may be adjusted for additional costs, if any, for Pierre's compliance with temperature tracking program.

      VENDOR INFORMATION
ORDER PLACEMENT                      Pierre Foods
---------------
                 Contact Name:       ***
                      Address:       9990 Princeton Road
                                     Cincinnati, OH 45246
                        Phone:       800-534-1604
                          Fax:       513-874-4037
SHIPPING LOCATION
-----------------
                 Contact Name:       ***
                      Address:       9990 Princeton Road
                                     Cincinnati, OH 45246
                        Phone:       800-543-1604
                          Fax:       513-874-4037

Date:                                                                   Purchasing Agent:                    PA Code:
Reason For Issue:                                                       Inventory Administrator:             IA Code:

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                    EXHIBIT I

         ANGUS BURGERS (RESOURCE 9561 *** & RESOURCE 9598 ***) PRICING
                                  PIERRE FOODS

PRICING EFFECTIVE WEEK OF 12/09/02 (NEGOTIATED PRICE USING *** RAW MATERIAL
COST)

                                          Resource 9561      Resource 9598
                                            Per Pound          Per Pound
***                                           Price              Price
Fresh Domestic Angus ***                        $                  $
Fresh Domestic Angus ***                        $                  $
Fresh Angus ***                                 $                  $   ***
Curavis 350 Phosphate                           $   ***            $
        ***                                     $                  $
                                                $                  $
                                                $                  $
                                                $                  $
FORMULA
Fresh Domestic Angus ***              %         $                  $
Fresh Domestic Angus ***              %         $                  $
Fresh Angus ***                       %         $                  $   ***
Curavis 350 Phosphate              ***%         $   ***            $
                                      %         $                  $
        ***                           %         $                  $
                                      %         $                  $
                                                $                  $
                                          -------------      -------------
TOTAL FORMULA COST                              $   *** *          $   ***

YIELD

                                                       %                  %
      ***                                           ***%               ***%
                                                       %                  %
                                          -------------      -------------
TOTAL YIELD LOSS                                    ***% *             ***%

Cook Yield (Div. By)
                                                $                  $
        ***                                     $   ***            $   ***
                                                $                  $

                                                $                  $
                                                $                  $   ***
                                                $   ***            $
                                                $                  $
PROFIT AND CORPORATE OVERHEAD COST              $   ***            $   ***
        ***
                                                $   ***            $   ***
TOTAL PRODUCT COST                              $   ***            $   ***

TOTAL***COST/CASE:                              $   ***            $   ***

* Any changes to formulation will affect the formula cost and yields. Resource 9561 28.18 lbs / case
  Resource 9598 26.48 lbs / case

contains trade secrets proprietary to Pierre Foods, Inc. Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

 5/3/2004 2:53 PM                             Angus Pricing Formula to Hardees1

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                   EXHIBIT I-A

          ANGUS BURGERS (RESOURCE 9561 *** & RESOURCE 9598 ***) PRICING
                                  PIERRE FOODS

Pricing Effective Week of 5/1/04 (Negotiated Price Using *** Raw Material Cost)

***                                       Resource 9561      Resource 9598
                                            Per Pound          Per Pound
                                              Price              Price
Fresh Domestic Angus ***                        $                  $
Fresh Domestic Angus ***                        $                  $
Fresh Angus ***                                 $                  $
Curavis 350 Phosphate                           $   ***            $   ***
***                                             $                  $
                                                $                  $
                                                $                  $
                                                $                  $

FORMULA
Fresh Domestic Angus ***              %         $                  $
Fresh Domestic Angus ***              %         $                  $
Fresh Angus ***                       %         $                  $
Curavis 350 Phosphate              ***%         $   ***            $   ***
***                                   %         $                  $
                                      %         $                  $
                                      %         $                  $
                                                $                  $
                                          -------------      -------------
TOTAL FORMULA COST                              $   *** *          $   ***

YIELD

                                                       %                  %
***                                                 ***%               ***%
                                                       %                  %
                                          -------------      -------------
TOTAL YIELD LOSS                                    ***% *             ***%

Cook Yield (Div. By)                                ***% *             ***%
                                                $                  $
***                                             $   ***            $   ***
                                                $                  $

                                                $                  $
                                                $                  $
                                                $   ***            $   ***
                                                $                  $

PROFIT AND CORPORATE OVERHEAD COST              $   ***            $   ***

***
                                                $   ***            $   ***

TOTAL PRODUCT COST                              $                  $
                                          -------------      -------------
TOTAL***COST/CASE:                              $   ***            $   ***
                                          -------------      -------------


* Any changes to formulation will affect the formula cost and yields. Resource 9561 28.18 lbs/case
  Resource 9598 26.48 lbs/case
  Effective 5/1/04

CONFIDENTIAL: This document contains trade secrets proprietary to Pierre Foods, Inc. Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

5/3/2004 2:52 PM                             Angus Pricing Formula to Hardees1

  Omitted portions are indicated by [***]. Confidential information redacted and filed separately with the Commission.

                                   EXHIBIT II

January 22, 2004

*** Angus Formula for Pierre Foods
All Lean Percentages

    ***

Fresh Domestic ***
Fresh Domestic ***
Fresh Domestic ***
Fresh Domestic ***
Fresh Domestic ***                       ***
Fresh Domestic ***

Select ***                               ***

Delivered Angus prices week of     1/25/2004

                                 ***

Cincinnati, OH                              DELIVERED PRICES

     ***
     ***
     ***
     ***                                    ***
     ***

     ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

CKE RESTAURANTS     (C)2003. CKE Restaurants, Inc.
                    This document contains confidential information and trade secrets proprietary to CKE Restaurants, Inc. and receipt or possession of this document does not convey any right to reproduce, to disclose its contents or to manufacture, use, sell or lease anything it may describe. Reproduction, disclosure, manufacture, use, sale or lease without specific authorization of CKE Restaurants.

                    Inc. is strictly forbidden.

                          QUALITY ASSURANCE DEPARTMENT

                          FOOD SPECIFICATION WORKSHEET

                                    HARDEE'S

        PRODUCT: Burger, Angus ***

        SPECIFICATION #: MBM # 38982, FFM #: 1524

       SUPERSEDES: None   Page 1 of 14   EFFECTIVE DATE: 04/29/04  SPEC BOOK: A

SUPPLEMENT:
     Formula
     Confidentiality Disclosure Agreement
     Label/Case Printing Requirements
     Mold Plate data Sheet
     USDA Schedule ***
     USDA Meat Re-inspection Guidelines- (USDA Chart 18.1)
     CKE Restaurants, Inc. E. Coli 0157:H7/Micro Sampling Program
     CKE Restaurants, Inc. Beef Angus, Boneless Combos/Fresh Raw Material Specification.

FUNCTION/USE:    A fully cooked chopped beef steak/burger patty made from Angus
                 Beef to be used in Hardee's Restaurants pursuant to an Amended and Restated Agreement, an Amended and Restated Confidentiality
                 Agreement, and an Amended and Restated Formula Development
                 Agreement between Hardees's Food Systems, Inc. ("Hardees's") and Pierre Foods, Inc. ("Vendor") all effective December 1,
                 2002 (collectively the "Agreement"). To the extent of any conflict between these specifications and the Agreement, the Agreement shall control.

PRODUCT DESCRIPTION:   Individually frozen, *** Angus chopped beefsteak
                       (chopped and formed) without grill marks. It is to be thawed under refrigeration to a maximum of *** and heat surface temperature to *** for a minimum of ***.

REGULATORY REQUIREMENTS:

- A CONTINUING GUARANTY LETTER MUST BE ON FILE STATING THAT THIS PRODUCT MEETS ALL STANDARDS FOR HUMAN CONSUMPTION AND CONFORMS IN EVERY RESPECT TO THE PROVISIONS OF THE FEDERAL FOOD, DRUG AND COSMETIC ACT AND THE GENERAL REGULATIONS FOR ITS ENFORCEMENT AND THE FEDERAL FAIR PACKAGING AND LABELING ACT, OR WITHIN THE MEANING OF ANY STATE AND FOOD AND DRUG LAW; DURING PROCUREMENT, PRODUCTION, STORAGE OR TRANSPORTATION.

- ALL PRODUCTS SHALL BE PRODUCED IN COMPLIANCE WITH 21CFR110, "CURRENT GOOD MANUFACTURING PRACTICE IN MANUFACTURING, PACKING, OR HOLDING HUMAN FOOD".

-  PESTICIDE RESIDUE:

     IF THIS PRODUCT IS A RAW AGRICULTURAL COMMODITY OR IS PREPARED FROM SUCH A COMMODITY, VENDOR'S SPECIAL ATTENTION IS DIRECTED TO THE REQUIREMENT THAT PESTICIDE RESIDUES MUST NOT BE IN EXCESS OF THE TOLERANCES, IF ANY, SET THEREFORE BY F.D.A. PESTICIDE RESIDUES SHALL BE REMOVED FROM THE RAW AGRICULTURAL COMMODITY FROM WHICH THIS MATERIAL HAS BEEN PREPARED TO THE EXTENT POSSIBLE IN GOOD MANUFACTURING PRACTICE.

MBM# 38982, FFM# 1524: 03/19/03                                     CONFIDENTIAL
732061

       Omitted portions are indicated by [***].    Confidential information redacted and
                                                   filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                SPECIFICATION #: MBM #: 38982,
                                                  FFM# 1524

Page 2 of 14                                                       REVISIONS: 00

-  PRODUCT SHALL MEET OR EXCEED ANY REQUIREMENTS IN ANY APPLICABLE REGULATIONS.

- THIS PRODUCT MUST COMPLY WITH CALIFORNIA'S HEALTH AND SAFETY CODE, SECTION 25249.5, CALIFORNIA'S SAFE DRINKING WATER AND TOXIC ENFORCEMENT ACT OF 1986, COMMONLY KNOWN AS "PROPOSITION 65," OR APPLICABLE STATE REGULATIONS.

RAW MATERIALS:

Ingredients: Angus Beef, Salt  ***                     Sodium Phosphates, Spices

   ANGUS BEEF: Chemical Lean (CL) must be within +/- 2% fat of purchased and stated label claim. Must be from Angus Cattle that complies with the following USDA Schedules: ***, and CKE Restaurants Inc. raw materials spec, Beef Angus Trimmings, boneless Combos/Fresh.

     A) Frozen Angus Beef ***:
          1) Target fat content of *** +/- 2%.
          2) ***.
          3) Must be from USDA ***.
          4) At time of receipt, frozen product must be 10 DEG. F or less.
          5) Receiving: Frozen less than 90 days at time of our receipt.

     B) *Fresh Angus Beef ***:
          1) Target Fat content +/- 2%.
          2) ***.
          3) At time of receipt, fresh product must be 40 DEG. F or less.
          4) Receiving: Fresh less than *** days from bone date.

     C) *Fresh Angus Beef ***:
          1) Target Fat Content of *** +/- 2%
          2) ***.
          3) At time of receipt, fresh product must be 40 DEG. F or less.
          4) Receiving: Fresh less than *** days from bone date.

     * Angus Beef will be combined based on fat content to target *** fat content in the overall meat mix using the three meats.

     NOTE: Applies to all of the above:

          1) Trimming must be from an USDA inspected and/or certified facility.
          2) Trimming must be in compliance with all US regulations governing residues of pesticides, medications, or growth hormone.
          3) Trimmings must be free from the following defects (bone, bone chips, cartilage, bruises, blood clots, exposed excessive tendons, ingesta, and hair).
          4) There shall be no evidence of off condition or foreign materials.
          5) Microbiological standards must be met.
          6) All manufacturing plants must have HACCP programs.
          7) Packaging must provide protection from exposure and no metal fasteners are to be used.
          8) The following ingredients are not allowed for use in Hardee's Angus
             Patties:
                         a) Partially defatted beef tissue.
                         b) Added fat such as cod fat, kidney fat, heart fat,
                            pelvic fat.
                         c) Trim with less than 15% attached lean.
                         d) Meat from Advanced Meat Recovery Systems (ARM's).
                         e) Meat from Lean Finely Textured Beef (LFTB).
                         f) Head meat, cheek meat, and weasand meat.
                         g) Mechanically separated Meat.
                         h) Meat from downer cattle.

MBM# 38982, FFM# 1524: 03/19/03                                           CONFIDENTIAL
             Omitted portions are indicated by [***].   Confidential information redacted and
                                                        filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                SPECIFICATION #: MBM #: 38982,
                                                  FFM# 1524

Page 3 of 14                                                    REVISIONS: 00

            i) Meat from cattle stunned with an air injection system.

SPICES AND INGREDIENTS:

     (As specified in the Pierre Foods Formula)

KEY PROCESSING INFORMATION:

  1) Blend fresh lean/frozen trim/fat meat
  2) Beef is ground, mixed with non-meat additives and chilled (Mix time *** mins., + *** min. correction if necessary).
  3) Mix is final ground through *** plate.
  4) Meat mix is formed into patties (temperature *** DEG. F +/- *** DEG. F).
  5) Adjustments are made to produce patties with finished target weight of *** oz.
  6) Patties are *** and ***
  7) Patties are ***
     Minimum char on the bottom, individually quick frozen,
  8) Patties are run through ***
  9) Patties are individually quick frozen and packaged. Will meet Pierre Foods HACCP/USDA regulations. Patties are produced using the processes, formulation, and ingredients described in the Pierre Formula.

POTENTIALLY HAZARDOUS FOOD:  YES

          REASON: According to the US FDA Food Code, this product is potentially a hazardous food because the water activity is 0.95 and the pH is above 4.6. Internal temperatures and related bacteria log kill will be controlled by the "Certificate of Process Program" and labeled instructions.

ALLERGEN: None

FINISHED PRODUCT:

           QUALITY FACTORS                    TEST METHOD                            TARGET                  TOLERANCES
           ---------------                    -----------                            ------                  ----------
   RAW GROUND BEEF ONLY (AT PLANT):           Vendor Certification

             Fat                              Food Scan, CEM                           ***%                       +/- ***%
                                              AOAC approved
                                              CKE reference CKE.41
             Protein                          Food Scan, CEM                           ***%                       +/- ***%
                                              AOAC approved
                                              CKE reference CKE.41
             Moisture                         Food Scan, CEM                           ***%                       +/- ***%
                                              AOAC approved
                                              CKE reference CKE.41
             Coarse grind (frozen/fresh)      CKE reference                            *** Plate
                                              CKE.LL
             Fine Grind (mixer grind)         CKE reference                            *** Plate
                                              CKE.LL
             Net Weight Per Patty             CKE reference                            *** oz/patty               Average
                                              CKE.RR

   COOKED FROZEN PATTY:

             Fat                              AOAC                                     ***%                       +/- ***%

             Protein                          AOAC                                     ***%                       +/- ***%

             Moisture                         AOAC                                     ***%                       +/- ***%

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                SPECIFICATION #: MBM #: 38982,
                                                  FFM# 1524

Page 4 of 14                                                     REVISIONS: 00

             Salt                             AOAC                                     ***%                           ***
                                              CKE reference
                                              CKE.GG
             Count/Case                       Pierre's Process                         ***                            ***
                                              Control/QA
                                              CKE reference CKE.L
             Net Weight/patty                 Pierre's Process                         ***                        +/- ***
                                              Control/QA
                                              CKE reference
                                              CKE.RR
             Dimensions:                      Pierre's Process                See template
                                              Control/QA
                 *"natural" shape.

                    *Length                   Pierre's Process                         ***                        +/- ***
                                              Control/QA
                                              CKE reference
                                              CKE.LL
                    *Width                    Pierre's Process                         ***                        +/- ***
                                              Control/QA
                                              CKE reference
                                              CKE.LL
                    Thickness                 Pierre's Process                         ***                        +/- ***
                                              Control/QA
                                              CKE reference
                                              CKE.LL
             Odor/Flavor                      Organoleptic                             ***

             Color                            Visual                                   ***

             Texture                          Organoleptic                             ***

               Shape/General Appearance       Visual                                   ***

MBM# 38982, FFM# 1524: 03/19/03                                         CONFIDENTIAL

            Omitted portions are indicated by [***].   Confidential information redacted and
                                                       filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                SPECIFICATION #: MBM #: 38982,
                                                  FFM# 1524

Page 5 of 14                                                   REVISIONS: 00

FINISHED PRODUCT (CON'T) :
--------------------------

    QUALITY FACTORS                      TEST METHOD              TARGET
    ---------------                      -----------              ------
 HEATED ON CHARBROILER:

   Heat Time                             Hardee's OPM                   ***

   Internal temperature                  CKE.HHH                        ***

   Yield                                 CKE.KK                         ***

   Color                                 Visual                         ***

   Flavor                                Organoleptic                   ***

   Odor                                  Organoleptic                   ***

   Texture                               Organoleptic                   ***

   Structure                             Visual                         ***

   General Appearance                    Visual                         ***

   Handling: Feed / Removal              Hardee's OPM                   ***

DEFECTS:

   Char specks                           Visual                   Less than ***% defects. see picture std.

   Heavy fat cover on top patty          Visual                   Less than ***% defects. see picture std.

   Cracks/fissures or holes in burger    Visual                   Less than ***% defects. see picture std.

   Broken pieces, falls apart upon
   cooking                               Visual                   Less than ***% per load

   Lips                                  Visual                   No more than ***% from the edge

   Misshapen                             Visual                   Less than ***% defective. See template

   NOTE: TOTAL OF ALL *DEFECTS SHALL NOT EXCEED ***%, BASED ON BOX PIECE COUNT.

             -   MULTIPLE DEFECTS ON ONE PATTY WILL BE CONSIDERED AS ONE DEFECT.

MICROBIOLOGICAL:                         TEST METHOD              STANDARD               REJECT LEVEL
                                         -----------              --------               ------------
   APC                                   AOAC*                    LESS THAN ***/g        GREATER THAN ***/g

   Coliform                              AOAC*                    LESS THAN ***/g        GREATER THAN ***/g

   E.COLI                                AOAC*                    LESS THAN ***/g        GREATER THAN ***/g

   S.AUREUS (coagulase pos.)             AOAC*                    LESS THAN ***/g        GREATER THAN ***/g

MBM# 38982, FFM# 1524: 03/19/03                                       CONFIDENTIAL

            Omitted portions are indicated by [***].   Confidential information redacted and
                                                       filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                SPECIFICATION #: MBM #: 38982,
                                                  FFM# 1524

Page 6 of 14                                                    REVISIONS: 00

   SALMONELLA sp.                        AOAC*                    ***                    *** g

   LISTERIA sp.                          AOAC*                    ***                    *** g

   E.COLI 0157:H7                        USDA-Petrifilm           ***                    *** g

*AOAC METHOD OR EQUIVALENT

***

PACKAGING:

   QUALITY FACTORS                       TEST METHOD              TARGET
   --------------                        -----------              ------
   CASE:

      Gross Weight                       CKE.QQ                   *** lbs.

      Net Weight                         CKE.RR                   *** lbs. (based on ***. count)

      Dimensions                         CKE.LL                   19.9" x 13.2" x 7.6"

      Cube                               CKE.LL                   1.16 cubic feet

      Burst Strength                     Visual                   200 lbs.

   Type/Style                            Visual                   Corrugated Cardboard

      Closure                            Visual                   No staples, metal ties, nails or other metallic
                                                                  devices allowed.
   Pallet                                Visual                   7 per layer, 5 high

   Bag/Liner

       Type/Style                        Visual                   Polyethylene. Covers entire product.

      Closure                            Visual                   No staples, metal ties, nails or other metallic
                                                                  devices allowed.

FOREIGN MATERIAL:

              RODENT HAIR, FILTH, METAL**, WOOD, GLASS, ETC.      None
              **Metal detection equipment is required.            Minimum sensitivity of *** mm for
                                                                  ferrous and non-ferrous, and *** mm
                                                                  for stainless steel or equivalent.

SHELF LIFE:

   Maximum days guaranteed               Visual                   *** days

   Minimum number of days remaining      Visual                   *** days
   at time of delivery to Distribution
   Centers.

MBM# 38982, FFM# 1524: 03/19/03                                          CONFIDENTIAL
            Omitted portions are indicated by [***].   Confidential information redacted and
                                                       filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                  SPECIFICATION#: MBM#: 38982,
                                                    FFM# 1524

Page 7 of 14                                                     REVISIONS: 00


CODE DATE: WILL BE AN OPEN CODE DATE WITH *** VENDOR INITIALS, MONTH, DAY,
           YEAR, BATCH OR LINE NUMBER. SEE CKE RESTAURANTS, INC. CODE DATE FORMAT. PRINTED AND VISIBLE ON EXTERIOR SIDE PANEL OF CASE WHERE PALLETIZED.

   Use Thru Date                         Visual

   * Bar Code                            Visual                   Code 128 and/or equivalent

* DELIVERIES TO CKE RESTAURANTS, INC. OWNED DISTRIBUTION CENTERS ONLY.

IDENTIFICATION: LABEL FORMAT:  GENERIC LABEL, CKE RESTAURANTS, INC. FORMAT OR
                VENDOR LABEL

   * Bar code                            Visual                   UPC- A and/or equivalent

* DELIVERIES TO CKE RESTAURANTS, INC. OWNED DISTRIBUTION CENTERS ONLY.

STORAGE: TEMPERATURE REQUIREMENTS

   Freezer                               Visual/Thermometer       Less than 10 DEG.F


MBM# 38982, FFM# 1524: 03/19/03                                         CONFIDENTIAL
            Omitted portions are indicated by [***].   Confidential information redacted and
                                                       filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38982
                                                   FFM# 1524

Page 8 of 14                                                    REVISIONS: 00

SHIPPING: TEMPERATURE REQUIREMENTS. ALL RAW INGREDIENTS AND FINISHED PRODUCT
          SHALL BE TRANSPORTED IN TRUCKS/TRAILERS, WHICH ARE CLEAN, AND IN GOOD WORKING ORDER.

   Freezer trucks/containers             Visual/Thermometer       Less than 10 DEG. F

   NOTE:

      - Manifest of production code dates faxed prior to delivery of product.

      - Temperature recorders (for trailers) required upon request.

      - Product will be released to ship based on the vendor's QA results. CKE results will be used to monitor Pierre system and products and to ensure compliance with specifications.

      - CKE Product rejection procedure:

        - ***.
        - ***.

        - ***.

HANDLING:

        Good Manufacturing Practices.


INGREDIENT / LABEL DECLARATION:

   BEEF, SALT  ***                                            SODIUM PHOSPHATES,
   SPICES.

NUTRITIONAL INFORMATION (Must be provided by vendor or other arrangements approved by CARL KARCHER ENTERPRISES):

                                                         % Daily Value
        Serving Size.....................         ***g
        Total Calories...................         ***
        Calories from Fat................         ***
        Total Fat........................         ***g              ***%
        Saturated Fat....................         ***g              ***%
        Cholesterol......................         ***mg             ***%
        Sodium Per Serving...............         ***mg             ***%

MBM# 38982, FFM# 1524: 03/19/03                                         CONFIDENTIAL
            Omitted portions are indicated by [***].   Confidential information redacted and
                                                       filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38982
                                                   FFM# 1524

Page 9 of 14                                                     REVISIONS: 00

        Total Carbohydrate...............         ***g              ***%
        Sugars...........................         ***g
        Dietary Fiber....................         ***g
        Protein..........................         ***g
        Vitamin A........................                           ***%
        Vitamin C........................                           ***%
        Iron.............................                           ***%
        Calcium..........................                           ***%

* Percent Daily Values are based on 2,000 Calorie Diet.

FORMULATION: IN ACCORDANCE WITH THE PIERRE FORMULA

REFERENCES:

      AOAC, OFFICIAL METHODS OF ANALYSIS, 16th EDITION, 1997

      AOCS, OFFICIAL AND TENTATIVE METHODS OF THE AMERICAN OIL CHEMISTS'
          SOCIETY, THIRD EDITION, 1983
      CARL KARCHER ENTERPRISES QUALITY ASSURANCE TEST METHODS
      BAM (BACTERIOLOGICAL ANALYTICAL MANUAL), 8TH EDITION, 1998, REVISION A USDA FSIS PROCEDURE FOR LISTERIA (Wei Lee), 1987 and E. COLI 0157:H7
          (Okrend and Rosa)
      FOOD CODE BOOK, FDA, U.S. PUBLIC HEALTH SERVICES, 1999

PRIOR TO DELIVERY OF THE FIRST SHIPMENT FROM A NEW SUPPLIER OF A NEW PRODUCT, THE SUPPLIER MUST APPROVE AND SIGN THE SPECIFICATION. PRODUCT PACKAGING / CASE / LABELING MUST MEET CKE RESTAURANTS, INC. CASE GRAPHICS GUIDELINES AND BE APPROVED BY CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT.

CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT MUST BE GIVEN PRIOR NOTIFICATION IF THE PLANT AND/OR LOCATION WHERE THIS PRODUCT IS MADE WILL BE CHANGED. IN SUCH EVENT, OR PURSUANT TO SUPPLIER'S REQUEST TO TRANSFER PRODUCTION TO AN UNAPPROVED PLANT, SUPPLIER SHALL REIMBURSE CKE RESTAURANT, INC. FOR ALL REASONABLE COSTS ASSOCIATED WITH APPROVING AN ALTERNATE OR SECONDARY PLANT OR LOCATION, UNLESS APPROVAL OF THE ALTERNATE OR SECONDARY PLANT OR LOCATION IS INITIATED SOLELY BY CKE RESTAURANTS, INC.

ANNOUNCED MONITORING AND/OR FACILITY INSPECTION BY CKE RESTAURANTS, INC. QUALITY ASSURANCE PERSONNEL MAY OCCUR AT ANY TIME DURING OPERATING HOURS.

VENDOR SHALL MAINTAIN EFFECTIVE PRODUCT QUALITY AND PRODUCT SAFETY PROGRAM TO MONITOR PRODUCT CONSISTENCY, SPECIFICATION COMPLIANCE, MANUFACTURING RISK POINTS, EMPLOYEE HYGIENE AND PLANT SANITATION. PLANT SANITATION INCLUDES AN ENVIRONMENTAL AEROBIC PLATE COUNT AND LISTERIA CONTROL PROGRAM. A COPY OF THE BI-ANNUAL THIRD PARTY AUDITS ON PRODUCT SAFETY AND PRODUCT QUALITY PROGRAMS INCLUDING A PRODUCT RECALL PROCEDURE MUST BE ON FILE WITH THE CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT. FINISHED PRODUCT MUST PASS THROUGH AN OPERATIONAL AUTOMATIC REJECTION TYPE METAL DETECTOR.

MANUFACTURERS SHIPPING TEMPERATURE SENSITIVE PRODUCTS THAT ARE DELIVERED WITH A RADIOUS GREATER THAN TWO (2) HOURS OR A HUNDRED (100) MILES FROM THE NEAREST DISTRIBUTION CENTER ARE

MBM# 38982, FFM# 1524: 03/19/03                                         CONFIDENTIAL
            Omitted portions are indicated by [***].   Confidential information redacted and
                                                       filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38982
                                                   FFM# 1524

Page 10 of 14                                                    REVISIONS: 00

REQUIRED TO IMPLEMENT A TEMPERATURE TRACKING AND RECORDING PROGRAM. THE ABOVE PRODUCT SPECIFICATION WILL NEED TO BE MODIFIED AS NEW TECHNOLOGY AND TECHNIQUES BECOME AVAILABLE BEFORE ANY CHANGES ARE MADE, TEST SAMPLES MUST BE PRODUCED AND APPROVED BY CKE.

A MAINFEST OF CODE DATES WITH THE CORRESPONDING NUMBER OF CASES MUST BE SUBMITTED WITH PRODUCT SHIPMENT TO CKE RESTAURANTS, INC. APPROVED DISTRIBUTION CENTERS.

ADDRESS OF CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT:

                              CKE RESTAURANTS, INC.
                          QUALITY ASSURANCE DEPARTMENT
                             401 W. CARL KARCHER WAY
                                ANAHEIM, CA 92803
                         PH: (714) 774-5796 EXT: 7107
                               FAX: (714) 780-6255

ACKNOWLEDGE AND AGREE:

HARDEE'S FOOD SYSTEMS, INC.                        PIERRE FOODS INC.

BY: /s/ John Dunion                                BY: /s/ Robert Naylor
    --------------------------------                   -------------------------
John Dunion                                        Robert Naylor
Executive Vice President                           Senior Vice President -Sales

Distribution:

QA Department Anaheim, St Louis, Santa Barbara, Manteca

DISTRIBUTION:

Q.A. Department: Anaheim, St. Louis, Santa Barbara, Manteca.
F:\TSG\PIERRE\HARDEE'S\Hardee's Final\Amended and Revised Exhibits\Hardee's Quality Assurance Dept Food Spec Worksheet4.1.clean.DOC

MBM# 38982, FFM# 1524: 03/19/03                                         CONFIDENTIAL
            Omitted portions are indicated by [***].   Confidential information redacted and
                                                       filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                SPECIFICATION #: MBM #: 38981,
                                                  FFM# 1522

Page 1 of 14                                                     REVISIONS: 00

               (C) 2003 CKE Restaurant. Inc.
               This Document contains confidential information and trade secrets proprietary to CKE Restaurants, Inc. and receipt or possession of this document does not convey any right to reproduce, to disclose its contents or to manufacture, use, sell or lease anything it may describe. Reproduction disclosure, manufacture, use sale or lease without specific authorization of CKE Restaurants, Inc. is strictly forbidden.

                          QUALITY ASSURANCE DEPARTMENT

                          FOOD SPECIFICATION WORKSHEET

                                    HARDEE'S

           Product: Burger Precooked, Angus Beefsteak ***

                    Specification #: MBM # 38981, FFM #: 1522

    SUPERSEDES: None    Page 1 of 9    EFFECTIVE DATE 04/27/04    SPEC. BOOK: A

SUPPLEMENT:
      Formula
      Confidentiality Disclosure Agreement
      Label/Case Printing Requirements
      Mold Plate data Sheet-
      USDA Schedule ***
      USDA Meat Re-inspection Guidelines- (USDA Chart 18.1)
      CKE Restaurants, Inc. E. Coli 0157:H7/Micro Sampling Program CKE Restaurants, Inc. Beef Angus, Boneless Combos/Fresh Raw Material Specification.

FUNCTION/USE:  A fully cooked chopped beef steak/burger patty made from Angus
               Beef to be used in Hardee's Restaurants pursuant to an Amended and Restated Agreement, an Amended and Restated Confidentiality Agreement, and an Amended and Restated Formula Development Agreement between Hardee's Food Systems, Inc. ("Hardee's") and Pierre Foods, Inc ("Vendor") all effective December 1, 2002 (collectively the "Agreement"). To the extent of any conflict between these specifications and the Agreement, the Agreement shall control.

PRODUCT DESCRIPTION:   Individually frozen, *** Angus chopped beefsteak
                       (chopped and formed) without grill marks. It is to be thawed under refrigeration to a maximum of *** and heat surface temperature to *** for a minimum of ***.

REGULATORY REQUIREMENTS:

- A CONTINUING GUARANTY LETTER MUST BE ON FILE STATING THAT THIS PRODUCT MEETS ALL STANDARDS FOR HUMAN CONSUMPTION AND CONFORMS IN EVERY RESPECT TO THE PROVISIONS OF THE FEDERAL FOOD, DRUG AND COSMETIC ACT AND THE GENERAL REGULATIONS FOR ITS ENFORCEMENT AND THE FEDERAL FAIR PACKAGING AND LABELING ACT, OR WITHIN THE MEANING OF ANY STATE AND FOOD AND DRUG LAW; DURING PROCUREMENT, PRODUCTION, STORAGE OR TRANSPORTATION.

- ALL PRODUCTS SHALL BE PRODUCED IN COMPLIANCE WITH 21CFR110, "CURRENT GOOD MANUFACTURING PRACTICE IN MANUFACTURING, PACKING, OR HOLDING HUMAN FOOD".

-  PESTICIDE RESIDUE:

      IF THIS PRODUCT IS A RAW AGRICULTURAL COMMODITY OR IS PREPARED FROM SUCH A COMMODITY, VENDOR'S SPECIAL ATTENTION IS DIRECTED TO THE REQUIREMENT THAT PESTICIDE RESIDUES MUST NOT BE IN EXCESS OF THE TOLERANCES, IF ANY, SET THEREFORE BY F.D.A. PESTICIDE RESIDUES SHALL BE REMOVED FROM THE RAW AGRICULTURAL COMMODITY FROM WHICH THIS MATERIAL HAS BEEN PREPARED TO THE EXTENT POSSIBLE IN GOOD MANUFACTURING PRACTICE.

        Omitted portions are indicated by [***].   Confidential information redacted and
732023                                             filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                SPECIFICATION #: MBM #: 38981,
                                                  FFM# 1522

Page 2 of 14                                                     REVISIONS: 00

-  PRODUCT SHALL MEET OR EXCEED ANY REQUIREMENTS IN ANY APPLICABLE REGULATIONS.

- THIS PRODUCT MUST COMPLY WITH CALIFORNIA'S HEALTH AND SAFETY CODE, SECTION 25249.5, CALIFORNIA'S SAFE DRINKING WATER AND TOXIC ENFORCEMENT ACT OF 1986, COMMONLY KNOWN AS "PROPOSITION 65," OR APPLICABLE STATE REGULATIONS.

RAW MATERIALS:

Ingredients: Angus Beef, Salt    ***                   Sodium Phosphates, Spices

   Angus Beef: Chemical Lean (CL) must be with +/-2% fat of purchased and stated label claim. Must be from Angus Cattle that complies with the following USDA Schedules : *** and CKE RESTAURANTS Inc. Raw materials Spec, Beef Angus Trimmings, boneless Combos/Fresh.

      A) Frozen Angus Beef ***:

             1) Target fat content of *** +/-2%.
             2) ***.
             3) Must be from USDA ***.
             4) At time of receipt, frozen product must be 10 DEG. F or less.
             5) Receiving: Frozen less than 90 days at time of our receipt.

      B) *Fresh Angus Beef ***:
             1) Target Fat content +/-2%.
             2) ***.
             3) At time of receipt, fresh product must be 40 DEG. F or less.
             4) Receiving: Fresh less than *** days from bone date.

      C) *Fresh Angus Beef ***:

             1) Target Fat content of *** +/-2%.
             2) ***.
             3) At time of receipt, fresh product must be 40 DEG. F or less.
             4) Receiving: Fresh less than *** days from bone date.

*Angus Beef will be combined based on fat content to target *** fat content in the overall meat mix using the three meats.

NOTE: Applies to all of the above:

             1) Trimming must be from an USDA inspected and/or certified facility.
             2) Trimming must be in compliance with all US regulations governing residues of pesticides, medications or growth hormone.
             3) Trimming must be free from the following defects (bone, bone chips, cartilage, bruises, blood clots, exposed excessive tendons, ingesta, and hair).
             4) There shall be no evidence of off condition or foreign
                materials.
             5) Microbiological standards must be met.
             6) All manufacturing plants must have HACCP programs.
             7) Packaging must provide protecion from exposure and no metal fasteners are to be used.
             8) The following ingredients are not allowed for use in Hardee's
                Angus Patties:

                             a) Partially defatted beef tissue.
                             b) Added fat such as cod fat, kidney fat, heart
                                fat, pelvic fat.
                             c) Trim with less that 15% attached lean.
                             d) Meat from Advanced Meat Recovery System (ARM's).
                             e) Meat from Lean Finely Texture Beef (LFTB).
                             f) Head meat, cheek meat, and weasand meat.
                             g) Mechanically separated Meat.

        Omitted portions are indicated by [***].    Confidential information redacted and
732023                                              filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                SPECIFICATION #: MBM #: 38981
                                                  FFM# 1522

Page 1 of 14                                                     REVISIONS: 00

             h) Meat from downer cattle.
             i) Meat from cattle stunned with an air injection system.

      SPICES AND INGREDIENTS:

      (As specified in the Pierre Foods Formula)

KEY PROCESSING INFORMATION:

   1)   Blend fresh lean/frozen trim/fat meat
   2) Beef is ground, mixed with non-meat additives and chilled (Mix time *** mins.,+*** min. correction if necessary).
   3)   Mix is final ground through *** plate.
   4)   Meat mix is formed into patties (temperature *** DEG. F
        +/-*** DEG. F).
   5) Adjustments are made to produce patties with raw target weight of *** oz.
   6)   Patties are *** and ***
   7)   Patties are ***. Minimum char on the bottom.
   8)   Patties are run through ***
   9) Patties are individually quick frozen and packaged. Will meet Pierre Foods HACCP/USDA regulations.
Patties are produced using the processes, formulation, and ingredients described in the Pierre Formula.

POTENTIALLY HAZARDOUS FOOD :        YES

            REASON: According to the US FDA Food Code, this product is potentially hazardous food because the water activity is 0.95 and the pH is above 4.6. Internal temperatures and related bacteria log kill will be controlled by the "Certificate of Process Program" and labeled instructions.

ALLERGEN: None

FINISHED PRODUCT:

      QUALITY FACTORS                   TEST METHOD                    TARGET                    TOLERANCES
      ---------------                   -----------                    ------                    ----------
Raw ground beef only (at plant):        Vendor Certification

     Fat                                Food Scan, CEM AOAC               ***%                      +/- ***%
                                        approved
                                        (CKE reference: CKE.
                                        41)
     Protein                            Food Scan, CEM AOAC                ***%                      +/- ***%
                                        approved
                                        (CKE reference: CKE.41)
     Moisture                           Food Scan, CEM AOAC                ***%                      +/- ***%
                                        approved
                                        (CKE reference: CKE.41)
     Net Weight Per Patty.              (CKE reference: CKE.RR)           *** oz/patty               Average

     Course grind (Frozen/fresh)        (CKE reference: CKE.LL)           *** Plate

     Fine grind (mixer grind)           (CKE reference: CKE.LL)           *** Plate

      Omitted portions are indicated by [***].   Confidential information redacted and
                                                 filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38981
                                                   FFM# 1522

Page 4 of 14                                                     REVISIONS: 00

FINISHED PRODUCT (CON'T):

     QUALITY FACTORS                    TEST METHOD                    TARGET                    TOLERANCES
     ---------------                    -----------                    ------                    ----------
Cooked Frozen Patty:

     Fat                                AOAC                              ***%                       +/-***%

     Protein                            AOAC                              ***%                       +/-***%

     Moisture                           AOAC                              ***%                       +/-***%

     Salt                               AOAC                              ***%                       +/-***%
                                        (CKE reference: CKE.GG)

     Count/Case                         Pierre's Process                  ***                          +***
                                        Control/QA
                                        (CKE reference: CKE.L)
     Net Weight/patty                   Pierre's Process                  *** oz/patty                *** oz
                                        Control/QA
                                        (CKE reference: CKE.RR)
     Dimensions:                        Pierre's Process                 See template
                                        Control/QA
       *"natural" shape.

         *Length                        Pierre's Process                  ***                        +/-***
                                        Control/QA
                                        (CKE reference: CKE.LL)
         *Width                         Pierre's Process                  ***                        +/-***
                                        Control/QA
                                        (CKE reference: CKE.LL
         Thickness                      Pierre's Process                  ***                        +/-***
                                        Control/QA
                                        (CKE reference: CKE.LL)
     Odor/Flavor                        Organoleptic                      ***

     Color                              Visual                            ***

     Texture                            Organoleptic                      ***

     Shape/General Appearance           Visual                            ***

HEATED ON CHARBROILER:

     Heat Time                                Hardee's OPM                      ***

      Omitted portions are indicated by [***].        Confidential information redacted and
732023                                                filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38981
                                                   FFM# 1522

Page 5 of 14                                                    REVISIONS: 00

     Internal temperature               CKE.HHH                           ***

     Yield                              CKE.KK                            ***

     Color                              Visual                            ***

     Flavor                             Organoleptic                      ***

     Odor                               Organoleptic                      ***

FINISHED PRODUCT (CON'T):
-------------------------

     QUALITY FACTORS                    TEST METHOD                    TARGET
     ---------------                    -----------                    ------
HEATED ON CHARBROILER:

     Texture                            Organoleptic                      ***

     Structure                          Visual                            ***

     General Appearance                 Visual                            ***

     Handling: Feed / Removal           Hardee's OPM                      ***

DEFECTS:

     Char Specks                                 Visual                  Less than ***% defects. see picture std.

     Heavy fat cover on top patty                Visual                  Less than ***% defects. see picture std.

     Cracks/fissures or holes in burger          Visual                  Less than ***% defects. see picture std.

     Broken pieces, falls apart upon cooking     Visual                  Less than ***% per load

     Lips                                        Visual                  No more than *** from the edge

     Misshapen                                   Visual                  Less than ***% defective. See template

      NOTE: TOTAL OF ALL *DEFECTS SHALL NOT EXCEED 6%, BASED ON BOX PIECE COUNT.

              -  MULTIPAL DEFECTS ON ONE PATTY WILL BE CONSIDERED AS ONE DEFECT.

MICROBIOLOGICAL:             TEST METHOD                 STANDARD                     REJECT LEVEL
----------------             ------------                --------                     ------------
    APC                      AOAC*                       LESS THAN ***/g            GREATER THAN ***/g

    Coliform                 AOAC*                       LESS THAN ***/g            GREATER THAN ***/g

        Omitted portions are indicated by [***].        Confidential information redacted and
732023                                                  filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38981
                                                   FFM# 1522

Page 6 of 14                                                     REVISIONS: 00

   E.COLI                       AOAC*                       LESS THAN ***/g               GREATER THAN ***/g

   S. AUREUS (COAGULASE POS.)   AOAC*                       LESS THAN ***/g               GREATER THAN ***/g

   SALMONELLA sp.               AOAC*                       ***                           *** g

   LISTERIA sp.                 AOAC*                       ***                           *** g

   E. COLI 0157:H7              USDA-Petrifilm              ***                           *** g

*AOAC METHOD OR EQUIVALENT

***.

PACKAGING:

      QUALITY FACTORS        TEST METHOD             TARGET
      ---------------        -----------             ------
      Case:

        Gross Weight         CKE.QQ                  *** lbs.

        Net Weight           CKE.RR                  *** lbs. (based on *** count)

        Dimensions           CKE.LL                  19.9" x 13.2" x 7.6"

        Cube                 CKE.LL                  1.16 cubic feet

        Burst Strength       Visual                  200 lbs.

      Type/Style             Visual                  Corrugated Cardboard

        Closure              Visual                  No staples, metal ties, nails or other metallic
                                                     devices allowed.
        Pallet               Visual                  7 per layer, 5 high.

      Bag/Liner

        Type/Style           Visual                  Polyethylene. Covers entire product.

        Closure              Visual                  No staples, metal ties, nails or other metallic
                                                     devices allowed.

FOREIGN MATERIAL:

        RODENT HAIR, FILTH, METAL**, WOOD, GLASS, ETC.                 None.
        **Metal detection equipment is required.                       Minimum sensitivity of *** mm for
                                                                       ferrous and non-ferrous, and *** mm
                                                                       for stainless steel or equivalent.

        Omitted portions are indicated by [***].   Confidential information redacted and
732023                                             filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38981
                                                   FFM# 1522

Page 7 of 14                                                     REVISIONS: 00

SHELF LIFE:

      Maximum days guaranteed                           Visual                   *** days

      Minimum number of days remaining at time of       Visual                   *** days
      delivery to Distribution Centers.

CODE DATE: WILL BE AN OPEN CODE DATE WITH *** VENDOR INITIALS, MONTH, DAY, YEAR,
           BATCH OR LINE NUMBER. SEE CKE RESTAURANTS, INC. CODE DATE FORMAT. PRINTED AND VISIBLE ON EXTERIOR SIDE PANEL OF CASE WHERE PALLETIZED.

      Use Thru Date                                     Visual

      * Bar Code                                        Visual                   Code 128 and/or equivalent

* DELIVERIES TO CKE RESTAURANTS, INC. OWNED DISTRIBUTION CENTERS ONLY.

IDENTIFICATION: LABEL FORMAT: GENERIC LABEL, CKE RESTAURANTS, INC. FORMAT OR
                VENDOR LABEL

      * Bar Code                                        Visual                   UPC-- A and/or equivalent

* DELIVERIES TO CKE RESTAURANTS, INC. OWNED DISTRIBUTION CENTERS ONLY.

STORAGE:  TEMPERATURE REQUIREMENTS.

      Freezer                                           Visual/Thermometer       Less than 10 DEG. F

SHIPPING: TEMPERATURE REQUIREMENTS. ALL RAW INGREDIENTS AND FINISHED PRODUCT
          SHALL BE TRANSPORTED IN TRUCKS/TRAILERS, WHICH ARE CLEAN, AND IN GOOD WORKING ORDER.

      Freezer trucks/containers                         Visual/Thermometer       Less than 10 DEG. F

      NOTE:

         - Manifest of production code dates faxed prior to delivery of product.

         -  Temperature recorders (for trailers) required upon request.

         - Product will be released to ship based on the vendor's QA results. CKE's results will be used to monitor Pierre system and products and to ensure compliance with specifications.

         -  CKE Product rejection procedure:

            -  ***.

            -  ***.

            -  ***.

         Omitted portions are indicated by [***].   Confidential information redacted and
732023                                              filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38981
                                                   FFM# 1522

Page 8 of 14                                                     REVISIONS: 00

HANDLING:

          Good Manufacturing Practices.

INGREDIENT / LABEL DECLARATION:

     BEEF, SALT  ***                                          SODIUM PHOSPHATES,
     SPICE.

NUTRITIONAL INFORMATION (Must be provided by vendor or other arrangements approved by CARL KARCHER ENTERPRISES):

                                                             % Daily Value

          Serving Size ....................           ***g
          Total Calories ..................           ***
          Calories from Fat ...............           ***
          Total Fat .......................           ***g             ***%
          Saturated Fat ...................           ***g             ***%
          Cholesterol .....................           ***mg            ***%
          Sodium Per Serving ..............           ***mg            ***%
          Total Carbohydrate ..............           ***g             ***%
          Sugars ..........................           ***g
          Dietary Fiber ...................           ***g
          Protein .........................           ***g
          Vitamin A .......................                            ***%
          Vitamin C .......................                            ***%
          Iron ............................                            ***%
          Calcium .........................                            ***%

* Percent Daily Values are based on 2,000 Calorie Diet.

FORMULATION: IN ACCORDANCE WITH THE PIERRE FORMULA

REFERENCES:

          AOAC, OFFICIAL METHODS OF ANALYSIS, 16th EDITION, 1997
          AOCS, OFFICIAL AND TENTATIVE METHODS OF THE AMERICAN OIL CHEMISTS'
              SOCIETY, THIRD EDITION, 1983
          CARL KARCHER ENTERPRISES QUALITY ASSURANCE TEST METHODS
          BAM (BACTERIOLOGICAL ANALYTICAL MANUAL), 8TH EDITION, 1998, REVISION A USDA FSIS PROCEDURE FOR LISTERIA (Wei Lee), 1987 and E. COLI 0157:H7
              (Okrend and Rosa)
          FOOD CODE BOOK, FDA, U.S. PUBLIC HEALTH SERVICES, 1999

         Omitted portions are indicated by [***].   Confidential information redacted and
732023                                              filed separately with the Commission.

PRODUCT: Burger, Angus Precked ***                 SPECIFICATION #: MBM #: 38981
                                                   FFM# 1522

Page 9 of 14                                                     REVISIONS: 00

PRIOR TO DELIVERY OF THIS FIRST SHIPMENT FROM A NEW SUPPLIER OF A NEW PRODUCT, THE SUPPLIER MUST APPROVE AND SIGN THE SPECIFICATION. PRODUCT PACKAGING / CASE / LABELING MUST MEET CKE RESTAURANTS, INC. CASE GRAPHICS GUIDELINES AND BE APPROVED BY CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT.

CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT MUST BE GIVEN PRIOR NOTIFICATION IF THE PLANT AND/OR LOCATION WHERE THIS PRODUCT IS MADE WILL BE CHANGED. IN SUCH EVENT, OR PURSUANT TO SUPPLIER'S REQUEST TO TRANSFER PRODUCTION TO AN UNAPPROVED PLANT, SUPPLIER SHALL REIMBURSE CKE RESTAURANT, INC. FOR ALL REASONABLE COSTS ASSOCIATED WITH APPROVING AN ALTERNATE OR SECONDARY PLANT OR LOCATION, UNLESS APPROVAL OF THE ALTERNATE OR SECONDARY PLANT OR LOCATION IS INITIATED SOLELY BY CKE RESTAURANTS, INC.

ANNOUNCED MONITORING AND/OR FACILITY INSPECTION BY CKE RESTAURANTS, INC. QUALITY ASSURANCE PERSONNEL MAY OCCUR AT ANY TIME DURING OPERATING HOURS.

Vendor shall maintain effective PRODUCT QUALITY AND PRODUCT SAFETY PROGRAM TO MONITOR PRODUCT CONSISTENCY, SPECIFICATION COMPLIANCE, MANUFACTURING RISK POINTS, EMPLOYEE HYGIENE AND PLANT SANITATION. PLANT SANITATION INCLUDES AN ENVIRONMENTAL AEROBIC PLATE COUNT AND LISTERIA CONTROL PROGRAM. A COPY OF THE BI-ANNUAL THIRD PARTY AUDITS ON PRODUCT SAFETY AND PRODUCT QUALITY PROGRAMS INCLUDING A PRODUCT RECALL PROCEDURE MUST BE ON FILE WITH THE CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT. FINISHED PRODUCT MUST PASS THROUGH AN OPERATIONAL AUTOMATIC REJECTION TYPE METAL DETECTOR.

MANUFACTURERS SHIPPING TEMPERATURE SENSITIVE PRODUCTS THAT ARE DELIVERED WITH A RADIOUS GREATER THAN TWO (2) HOURS OR A HUNDRED (100) MILES FROM THE NEAREST DISTRIBUTION CENTER ARE REQUIRED TO IMPLEMENT A TEMPERATURE TRACKING AND RECORDING PROGRAM. THE ABOVE PRODUCT SPECIFICATION WILL NEED TO BE MODIFIED AS NEW TECHNOLOGY AND TECHNIQUES BECOME AVAILABLE. BEFORE ANY CHANGES ARE MADE, TEST SAMPLES MUST BE PRODUCED AND APPROVED BY CKE.

A MANIFEST OF CODE DATES WITH THE CORRESPONDING NUMBER OF CASES MUST BE SUBMITTED WITH PRODUCT SHIPMENT TO CKE RESTAURANTS, INC. APPROVED DISTRIBUTION CENTERS.

ADDRESS OF CKE RESTAURANTS, INC. QUALITY ASSURANCE DEPARTMENT:

                              CKE RESTAURANTS, INC.
                          QUALITY ASSURANCE DEPARTMENT
                             401 W. CARL KARCHER WAY
                                ANAHEIM, CA 92803
                          PH: (717) 774-5796 EXT: 7107
                               FAX: (714) 780-6255

ACKNOWLEDGE AND AGREE:

HARDEE'S FOOD SYSTEM, INC                  PIERRE FOODS INC.

BY: /s/ John Durion                        BY: /s/ Robert Naylor
    ----------------------------               ---------------------------------
John Durion                                Robert Naylor
Executive Vice President.                  Senior Vice President -Sales

Distribution:

QA Department Anaheim, St Louis, Santa Barbara, Manteca

DISTRIBUTION:

Q.A. Department: Anaheim, St. Louis, Santa Barbara, Manteca.

          Omitted portions are indicated by [***].   Confidential information redacted and
732023                                               filed separately with the Commission.

[GRAPHIC]

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

[GRAPHIC]

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                       ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                              PRODUCT CODE: 9561
                                                              EFFECTIVE 5/03/04

                        UNACCEPTABLE
                           ***

                        PATTIES FROM OVEN TO SPIRAL
                        FREEZER TRANSFER AREA

                        UNACCEPTABLE
                           ***

                        PATTIES FROM SPIRAL FREEZER TO
                        PACK AREA

                        UNACCEPTABLE
                           ***

                        PATTIES FROM OVEN TO SPIRAL
                        FREEZER TRANSFER AREA

***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                                   PRODUCT: 9561
                                                           EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:
                                                                       ***

                                 ***

               TARGET-                        ACCEPTABLE
               -------                        ----------
                 ***                              ***

                                 ***


               UNACCEPTABLE                   UNACCEPTABLE
               ------------                   ------------
                    ***                            ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                                   PRODUCT: 9561
                                                           EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:
                                                                       ***

                               ACCEPTABLE PATTIES
                               ------------------
                               ACCEPTABLE ***

***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                                   PRODUCT: 9561
                                                           EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:
                                                                      ***

                                   ACCEPTABLE
                                   ----------

                                     MINIMUM
                                     -------
                                   ACCEPTABLE
                                   ----------

                                    UNACCEPTABLE
                                    ------------

***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                              PRODUCT SIZE TEMPLATE

                                       ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                           PRODUCT CODE: 9598
                                                           EFFECTIVE: 05/03/04

                                 UNACCEPTABLE
                                     ***
                                 PATTIES FROM OVEN TO SPIRAL
                                 FREEZER TRANSFER AREA



                                 UNACCEPTABLE
                                     ***
                                 PATTIES FROM SPIRAL FREEZER
                                 TO PACK AREA



                                 UNACCEPTABLE
                                     ***
                                 PATTIES FROM OVEN TO SPIRAL
                                 FREEZER TRANSFER AREA
***


Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                                   PRODUCT: 9598
                                                           EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:
                                                                      ***

                               ACCEPTABLE PATTIES
                               ------------------
                               ACCEPTABLE ***

***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                                   PRODUCT: 9598
                                                           EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:
                                                                 TOP SURFACE FAT

                                 ***

               TARGET-                        ACCEPTABLE
               -------                        ----------
                 ***                              ***

                                 ***

               UNACCEPTABLE                   UNACCEPTABLE
               ------------                   ------------
                   ***                             ***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

                                                                   PRODUCT: 9598
                                                           EFFECTIVE: 05/03/2004

                                                                 QUALITY DEFECT:
                                                                       ***

                                   ACCEPTABLE
                                   ----------


                                     MINIMUM
                                     -------
                                   ACCEPTABLE
                                   ----------


                                  UNACCEPTABLE
                                  ------------

***

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.

CKE RESTAURANTS

MICROBIOLOGICAL TESTING FOR CKE ANGUS BURGERS

SAMPLE PLAN:
   1. Samples of fully cooked and frozen products are collected whenever this item is scheduled for testing.
   2. Samples are collected every hour, using strict aseptic techniques. These samples are placed in a sterile sample bag, and returned to the Quality Control kitchen and kept frozen until analysis. The sample bags are identified with date, item number, shift and the appropriate analysis.
   3. The hourly samples are composited into one analytical.
   4. Sample representing the entire day's production.

METHODOLOGY:
   1. All samples analyzed for Aerobic Plate Count, Coliform, E.coli, S.aureus, Salmonella, E.coli 0157: H7 and L. monocytongenes.
   2. The Aerobic Plate Count, Coliform, and E.Coli are testing using Petri film (AOAC method 986.33), the S.aureus method is from FDA BAM 8th edition, the salmonella and L. monocytogenes testing is conducted using the VIDAS rapid ELISA system (AOAC method 996.08), the E.coli 0157: H7 is conducted using the USDA/FSIS Microbiology Laboratory GuidBook 3rd edition.

PRODUCT DISPOSITION:
   1. ***.
   2. Product cannot be shipped until QA has removed the items from computer QA hold.
   3. A COA is then faxed to the Quality Control at CKE, listing the data of analysis, production date, product description, product code, Pierre's code, lot number, and test results.

Effective Date: 5/01/04
Replaces: undated

CONFIDENTIAL: This document contains trade secrets proprietary to Pierre Foods, Inc. Unauthorized reproduction or disclosure is strictly prohibited and may result in serious legal consequences. Receipt or possession of this document does not grant the right to reproduce the document, to disclose its contents, or to use such contents in any way.

Omitted portions are indicated by [***].   Confidential information redacted and
                                           filed separately with the Commission.